Exhibit 99.1

CONTACTS:

Dave Vadasz, investor relations

408.503.7200

dave.vadasz@palmOne.com

Marlene Somsak, media relations

408.503.2592

marlene.somsak@palmOne.com

palmOne Reports Q2 FY05 Results

Revenue Up 39%; Operating Margin is 8.1%

MILPITAS, Calif., Dec. 16, 2004 — palmOne, Inc. (Nasdaq: PLMO) today reported revenue of $376.2 million for the second quarter of fiscal year 2005, ended Nov. 26, which is up approximately 39 percent from the $271.2 million reported during the comparable quarter a year ago.

Net income was $24.7 million, or $0.48 per diluted share. This compares to income from continuing operations in the year-ago period of $2.6 million, or $0.07 per diluted share.

Net income in the second quarter of fiscal year 2005, measured on a non-GAAP(1) basis, totaled $27.2 million, or $0.53 per diluted share, excluding the effects of amortization of intangible assets and deferred stock-based compensation. This compares to a non-GAAP net income in the second quarter of fiscal year 2004 of $5.5 million, or $0.14 per diluted share, which excluded the effects of amortization of intangible assets and deferred stock-based compensation, restructuring charges, and loss from discontinued operations. Operating income was $30.4 million compared with $2.6 million in the year ago quarter.

“Our strategy is working, and this quarter’s excellent growth in revenue and a more than tenfold increase in operating income from the year-ago quarter demonstrate we executed well,” said Todd Bradley, palmOne chief executive officer. “Our fall products raised the bar for competitors and earned widespread acclaim. And we grew our handheld-computer market share domestically and abroad.”

Bradley noted the following financial highlights:

•	Revenue grew approximately 39 percent, marking the sixth consecutive quarter of year-over-year growth;

•	Gross margin rose to 29.1 percent in the quarter from 27.1 percent in the comparable quarter a year ago;

•	Operating margin was 8.1 percent, and non-GAAP operating margin was 8.8 percent;

•	Net income was $24.7 million, and non-GAAP net income totaled $27.2 million;

•	For the quarter, inventory turns rose to 44 times compared with 26 times in the year-ago period; and

•	The company generated $23.7 million in cash from operations in the quarter.

During the quarter, palmOne announced the following:

•	The Tungsten(TM) T5 handheld computer, which features 256MB of memory and doubles as a USB drive. Its new non-volatile file structure means data and applications are preserved, even if the battery runs down, and customers can place documents in file folders;

•	The Treo(TM) 650 smartphone, which features non-volatile memory, a higher-resolution screen and removable battery. Sprint began carrying this new member of the Treo family, and GSM carriers are expected to begin carrying it in the new year; and

•	Integration of the Exchange Server ActiveSync® protocol for out-of-the-box compatibility with Microsoft Exchange Server 2003, including wireless email and calendar, for the Treo 650 smartphone and successors.(2)

palmOne shipped approximately 1.6 million Zire(TM), Tungsten and Treo family devices during its second fiscal quarter. Unit shipments to date total approximately 29 million.

Investor’s Note

The company will provide a detailed description of its financial results in a conference call and webcast with investors today at 2 p.m. Pacific Time. The dial-in number for the call is 877.825.5811 in the United States and 973.582.2767 for international callers. No pass code is needed. A telephone call replay of the conference call will be available through Dec. 31, 2004, beginning today at approximately 5 p.m. Pacific. The dial-in number for the replay is 877.519.4471 (PIN # 5435468 ) in the United States and 973.341.3080 (PIN #5435468 ) for international callers. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 5:30 p.m. Pacific.

NON-GAAP FINANCIAL MEASURES: To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with generally accepted accounting principles, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

About palmOne, Inc.

palmOne, Inc. — the leader in handheld computing and communications solutions — strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products include Zire(TM) and Tungsten(TM) handhelds and Treo(TM) smartphones, software and accessories.

palmOne products are sold at The palmOne Store (http://store.palmOne.com/) and palmOne Retail Stores, and through select Internet, retail, reseller and wireless operator partners throughout the world.

More information about palmOne, Inc. is available at http://www.palmOne.com.

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(1)	GAAP stands for Generally Accepted Accounting Principles.
(2)	Requires Exchange Server 2003 and access enabled by IT administrator. An Internet service provider account, data service and carrier subscription may be required for Internet and email access. These services may need to be purchased separately. Access available within network coverage areas only.

palmOne, Zire, Tungsten and Treo are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

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palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	Nov. 30, 2004	Nov. 30, 2003	Nov. 30, 2004	Nov. 30, 2003
Revenues	$376,180	$271,215	$649,325	$439,823

Costs and operating expenses:
Cost of revenues (*)	266,478	197,739	448,281	318,963
Sales and marketing	45,048	43,709	82,603	78,287
Research and development	20,407	14,948	38,975	31,776
General and administrative	11,312	9,355	21,111	18,049
Amortization of intangible assets and deferred stock-based compensation (**)	2,527	1,938	4,866	2,059
Restructuring charges	—	918	—	3,588

Total costs and operating expenses	345,772	268,607	595,836	452,722

Operating income (loss)	30,408	2,608	53,489	(12,899)
Interest and other income (expense), net	611	1,608	577	1,451

Income (loss) before income taxes	31,019	4,216	54,066	(11,448)
Income tax provision	6,328	1,584	9,781	2,782

Income (loss) from continuing operations	24,691	2,632	44,285	(14,230)
Loss from discontinued operations (net of taxes of $0, $4, $0 and $252, respectively )	—	(6,750)	—	(11,634)

Net income (loss)	$24,691	$(4,118)	$44,285	$(25,864)

Net income (loss) per share:
Basic:
Continuing operations	$0.51	$0.07	$0.92	$(0.43)
Discontinued operations	—	(0.18)	—	(0.35)

	$0.51	$(0.11)	$0.92	$(0.78)

Diluted:
Continuing operations	$0.48	$0.07	$0.86	$(0.43)
Discontinued operations	—	(0.18)	—	(0.35)

	$0.48	$(0.11)	$0.86	$(0.78)

Shares used in computing per share amounts:
Basic	48,381	36,696	48,005	33,022
Diluted	51,442	38,743	51,223	33,022

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$351	$84	$663	$88
Sales and marketing	1,714	1,599	3,368	1,657
Research and development	64	37	128	64
General and administrative	398	218	707	250

	$2,527	$1,938	$4,866	$2,059

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended Nov. 30, 2004			Three Months Ended Nov. 30, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$376,180	$—	$376,180	$271,215	$—	$271,215

Costs and operating expenses:
Cost of revenues (*)	266,478	—	266,478	197,739	—	197,739
Sales and marketing	45,048	—	45,048	43,709	—	43,709
Research and development	20,407	—	20,407	14,948	—	14,948
General and administrative	11,312	—	11,312	9,355	—	9,355
Amortization of intangible assets and deferred stock-based compensation (**)	2,527	(2,527)	—	1,938	(1,938)	—
Restructuring charges	—	—	—	918	(918)	—

Total costs and operating expenses	345,772	(2,527)	343,245	268,607	(2,856)	265,751

Operating income (loss)	30,408	2,527	32,935	2,608	2,856	5,464
Interest and other income (expense), net	611	—	611	1,608	—	1,608

Income (loss) before income taxes	31,019	2,527	33,546	4,216	2,856	7,072
Income tax provision	6,328	—	6,328	1,584	—	1,584

Income (loss) from continuing operations	24,691	2,527	27,218	2,632	2,856	5,488
Loss from discontinued operations (net of taxes of $0 and $4, respectively)	—	—	—	(6,750)	6,750	—

Net income (loss)	$24,691	$2,527	$27,218	$(4,118)	$9,606	$5,488

Net income (loss) per share:
Basic:
Continuing operations	$0.51	$0.05	$0.56	$0.07	$0.08	$0.15
Discontinued operations	—	—	—	(0.18)	0.18	—

	$0.51	$0.05	$0.56	$(0.11)	$0.26	$0.15

Diluted:
Continuing operations	$0.48	$0.05	$0.53	$0.07	$0.07	$0.14
Discontinued operations	—	—	—	(0.18)	0.18	—

	$0.48	$0.05	$0.53	$(0.11)	$0.25	$0.14

Shares used in computing per share amounts:
Basic	48,381	—	48,381	36,696	—	36,696
Diluted	51,442	—	51,442	38,743	—	38,743

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$351	$(351)	$—	$84	$(84)	$—
Sales and marketing	1,714	(1,714)	—	1,599	(1,599)	—
Research and development	64	(64)	—	37	(37)	—
General and administrative	398	(398)	—	218	(218)	—

	$2,527	$(2,527)	$—	$1,938	$(1,938)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, restructuring charges and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Six Months Ended Nov. 30, 2004			Six Months Ended Nov. 30, 2003
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$649,325	$—	$649,325	$439,823	$—	$439,823

Costs and operating expenses:
Cost of revenues (*)	448,281	—	448,281	318,963	—	318,963
Sales and marketing	82,603	—	82,603	78,287	—	78,287
Research and development	38,975	—	38,975	31,776	—	31,776
General and administrative	21,111	—	21,111	18,049	—	18,049
Amortization of intangible assets and deferred stock-based compensation (**)	4,866	(4,866)	—	2,059	(2,059)	—
Restructuring charges	—	—	—	3,588	(3,588)	—

Total costs and operating expenses	595,836	(4,866)	590,970	452,722	(5,647)	447,075

Operating income (loss)	53,489	4,866	58,355	(12,899)	5,647	(7,252)
Interest and other income (expense), net	577	—	577	1,451	—	1,451

Income (loss) before income taxes	54,066	4,866	58,932	(11,448)	5,647	(5,801)
Income tax provision	9,781	—	9,781	2,782	—	2,782

Income (loss) from continuing operations	44,285	4,866	49,151	(14,230)	5,647	(8,583)
Loss from discontinued operations (net of taxes of $0 and $252, respectively)	—	—	—	(11,634)	11,634	—

Net income (loss)	$44,285	$4,866	$49,151	$(25,864)	$17,281	$(8,583)

Net income (loss) per share:
Basic:
Continuing operations	$0.92	$0.10	$1.02	$(0.43)	$0.17	$(0.26)
Discontinued operations	—	—	—	(0.35)	0.35	—

	$0.92	$0.10	$1.02	$(0.78)	$0.52	$(0.26)

Diluted:
Continuing operations	$0.86	$0.10	$0.96	$(0.43)	$0.17	$(0.26)
Discontinued operations	—	—	—	(0.35)	0.35	—

	$0.86	$0.10	$0.96	$(0.78)	$0.52	$(0.26)

Shares used in computing per share amounts:
Basic	48,005	—	48,005	33,022	—	33,022
Diluted	51,223	—	51,223	33,022	—	33,022

(**)  Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(*)    Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$663	$(663)	$—	$88	$(88)	$—
Sales and marketing	3,368	(3,368)	—	1,657	(1,657)	—
Research and development	128	(128)	—	64	(64)	—
General and administrative	707	(707)	—	250	(250)	—

	$4,866	$(4,866)	$—	$2,059	$(2,059)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, restructuring charges and loss from discontinued operations.

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	November 30, 2004	May 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$236,146	$203,069
Short-term investments	76,737	49,382
Accounts receivable, net of allowance for doubtful accounts of $8,702 and $8,317, respectively	219,427	120,757
Inventories	29,119	14,030
Investment for committed tenant improvements	6,956	7,197
Prepaids and other	9,970	8,067

Total current assets	578,355	402,502

Restricted investments	775	1,175
Land not in use	60,000	60,000
Property and equipment, net	18,620	19,425
Goodwill	253,372	257,363
Intangible assets, net	7,104	10,979
Deferred income taxes	34,800	34,800
Other assets	1,575	1,694

Total assets	$954,601	$787,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$184,548	$112,772
Accrued restructuring	20,909	27,156
Provision for committed tenant improvements	6,956	7,197
Other accrued liabilities	155,360	112,679

Total current liabilities	367,773	259,804

Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	1,300	1,600

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 48,723 shares and 47,032 shares, respectively	49	47
Additional paid-in capital	1,399,346	1,383,630
Unamortized deferred stock-based compensation	(3,576)	(1,995)
Accumulated deficit	(846,353)	(890,638)
Accumulated other comprehensive income	1,062	490

Total stockholders’ equity	550,528	491,534

Total liabilities and stockholders’ equity	$954,601	$787,938

Certain prior year balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	Nov. 30, 2004	Nov. 30, 2003
Cash flows from operating activities:
Income from continuing operations	$24,691	$2,632
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities:
Depreciation	3,728	5,701
Amortization	2,527	2,411
Changes in assets and liabilities, net of effect of business acquisition:
Accounts receivable	(85,802)	(67,372)
Inventories	(9,967)	(8,238)
Prepaids and other	(2,095)	1,585
Accounts payable	56,217	30,214
Accrued restructuring	(1,174)	(4,517)
Other accrued liabilities	35,550	8,370

Net cash provided by (used in) operating activities	23,675	(29,214)

Cash flows from investing activities:
Purchase of property and equipment	(4,853)	(1,818)
Acquisition of a business, net of cash acquired	—	16,114
Spin-off of PalmSource	—	(6,000)
Purchase of short-term investments	(13,029)	—
Sale of short-term investments	15,062	—
Sale of restricted investments	—	1,896

Net cash provided by (used in) investing activities	(2,820)	10,192

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	4,325	9,516

Net cash provided by financing activities	4,325	9,516

Change in cash and cash equivalents	25,180	(9,506)
Cash and cash equivalents, beginning of period	210,966	227,701

Cash and cash equivalents, end of period	$236,146	$218,195

Other cash flow information:
Cash paid for income taxes	$(2,005)	$(731)

Cash paid for interest	$(33)	$(21)

Fair value of stock options and warrants assumed in business acquisition	$—	$28,064

Common stock issued for a business combination	$—	$209,173

Certain prior quarter balances have been reclassified to conform to the current quarter presentation.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on Aug. 31, Nov. 30, Feb. 28 and May 31.

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